UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 11, 2011 (October 11, 2011)

EOG RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-9743	47-0684736
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1111 Bagby, Sky Lobby 2
Houston, Texas 77002
(Address of principal executive offices) (Zip Code)
713-651-7000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EOG RESOURCES, INC.
Item 1.01 Entry into a Material Definitive Agreement.
          On October 11, 2011, EOG Resources, Inc. (EOG) entered into a $2.0 billion senior unsecured Revolving Credit Agreement (New Facility) among EOG, JPMorgan Chase Bank, N.A., as Administrative Agent (Administrative Agent), the financial institutions as bank parties thereto (Banks) and the other parties thereto.
            The New Facility replaces:
(i)	EOG’s $1.0 billion senior unsecured Revolving Credit Agreement, dated as of June 28, 2005 (as amended), among EOG, JPMorgan Chase Bank, N.A., as administrative agent, the financial institutions as bank parties thereto and the other parties thereto (2005 Facility), which had a scheduled maturity date of June 28, 2012 and which was terminated by EOG (without penalty), effective as of October 11, 2011, in connection with the completion of the New Facility; and

(ii)	EOG’s $1.0 billion senior unsecured Revolving Credit Agreement, dated as of September 10, 2010, among EOG, Bank of America, N.A., as administrative agent, the financial institutions as bank parties thereto and the other parties thereto (2010 Facility), which had a scheduled maturity date of September 10, 2013 and which was terminated by EOG (without penalty), effective as of October 11, 2011, in connection with the completion of the New Facility.
There were no borrowings outstanding under either the 2005 Facility or the 2010 Facility as of the closing of the New Facility and the termination of the 2005 Facility and the 2010 Facility. The 2005 Facility and the 2010 Facility are each referenced under Item 9.01 below and on the exhibit index hereto.
          The New Facility has a scheduled maturity date of October 11, 2016 and includes an option for EOG to extend, on up to two occasions, the term for successive one-year periods, subject to, among certain other terms and conditions, the consent of the Banks holding greater than 50% of the commitments then outstanding under the New Facility. The New Facility commits the Banks to provide advances up to an aggregate principal amount of $2.0 billion at any one time outstanding, with an option for EOG to request increases in the aggregate commitments to an amount not to exceed $3.0 billion, subject to certain terms and conditions. Advances under the New Facility will accrue interest based, at EOG’s option, on either the London InterBank Offering Rate (LIBOR) plus an applicable margin, or the base rate (as defined in the New Facility) plus an applicable margin. The applicable margin used in connection with interest rates and fees will be based on EOG’s credit rating at the applicable time.
          In addition, the New Facility provides for a Canadian dollar sub-facility and a Sterling sub-facility, pursuant to which a Canadian subsidiary of EOG (EOG Resources Canada Inc.) and a United Kingdom subsidiary of EOG (EOG Resources United Kingdom Limited), respectively, each can obtain advances in such respective currencies up to an aggregate principal amount of the U.S. dollar equivalent of $150.0 million (which amount is included in, and is not in addition to, the $2.0 billion aggregate commitments).
          The New Facility contains representations, warranties, covenants and events of default that are customary for investment grade, senior unsecured commercial bank credit agreements, including a financial covenant for the maintenance of a total debt-to-total capitalization ratio of no greater than 65%.
          The foregoing description of the New Facility does not purport to be complete and is qualified in its entirety by reference to the New Facility, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement.
          The information set forth above under Item 1.01 is incorporated herein by reference.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
(a)	The information set forth above under Item 1.01 is incorporated herein by reference. As of the date hereof, no borrowings have been made under the New Facility by EOG, its Canadian subsidiary party thereto or its UK subsidiary party thereto.
Item 7.01 Regulation FD Disclosure.
I. Price Risk Management
          With the objective of enhancing the certainty of future revenues, from time to time EOG enters into New York Mercantile Exchange (NYMEX) related financial collar, price swap and basis swap contracts. EOG accounts for financial commodity derivative contracts using the mark-to-market accounting method. In addition to financial transactions, from time to time EOG is a party to various physical commodity contracts for the sale of hydrocarbons that cover varying periods of time and have varying pricing provisions. The financial impact of these physical commodity contracts is included in revenues at the time of settlement, which in turn affects average realized hydrocarbon prices.
          For the third quarter of 2011, EOG anticipates a non-cash net gain of $357.7 million on the mark-to-market of its crude oil and natural gas financial price swap contracts. During the third quarter of 2011, net cash inflow related to settled crude oil and natural gas financial price swap contracts was $52.5 million.
          For the quarter ended September 30, 2011, NYMEX West Texas Intermediate crude oil averaged $89.76 per barrel, and NYMEX natural gas at Henry Hub averaged $4.19 per million British thermal units (MMBtu). EOG’s actual realizations for crude oil and natural gas for the quarter ended September 30, 2011 differ from these NYMEX prices due to delivery location and quality adjustments.
II. Crude Oil Financial Price Swap Contracts
          Since filing its Quarterly Report on Form 10-Q for the quarter ended June 30, 2011 on August 4, 2011 (2011 Second Quarter Form 10-Q), EOG has not entered into additional crude oil financial price swap contracts. Presented below is a comprehensive summary of EOG’s crude oil financial price swap contracts as of October 11, 2011, with notional volumes expressed in barrels per day (Bbld) and prices expressed in dollars per barrel ($/Bbl).

Crude Oil Financial Price Swap Contracts
		Weighted
	Volume	Average Price
	(Bbld)	($/Bbl)
2011
January 2011 (closed)	17,000	$90.44
February 2011 (closed)	18,000	90.69
March 2011 (closed)	20,000	91.82
April 1, 2011 through May 31, 2011 (closed)	24,000	93.61
June 1, 2011 through September 30, 2011 (closed)	30,000	97.02
October 1, 2011 through December 31, 2011	30,000	97.02

2012
January 1, 2012 through December 31, 2012	11,000	$106.37

III. Natural Gas Financial Price Swap Contracts
          Since filing its 2011 Second Quarter Form 10-Q, EOG has not entered into additional natural gas financial price swap contracts. Presented below is a comprehensive summary of EOG’s natural gas financial price swap contracts as of October 11, 2011, with notional volumes expressed in MMBtu per day (MMBtud) and prices expressed in dollars per MMBtu ($/MMBtu).

Natural Gas Financial Price Swap Contracts
		Weighted
	Volume	Average Price
	(MMBtud)	($/MMBtu)
2011 (1)
January 2011 (closed)	275,000	$5.19
February 1, 2011 through March 31, 2011 (closed)	425,000	5.09
April 2011 (closed)	475,000	5.03
May 1, 2011 through October 31, 2011 (closed)	650,000	4.90
November 1, 2011 through December 31, 2011	650,000	4.90
2012 (2)
January 1, 2012 through December 31, 2012	525,000	$5.44

(1)	EOG has entered into natural gas financial price swap contracts which give counterparties the option of entering into price swap contracts at future dates. Such options are exercisable monthly up until the settlement date of each monthly contract. If the counterparties exercise all such options, the notional volume of EOG’s existing natural gas financial price swap contracts will increase by 500,000 MMBtud at an average price of $4.73 per MMBtu for the period from November 1, 2011 through December 31, 2011.

(2)	EOG has entered into natural gas financial price swap contracts which give counterparties the option of entering into price swap contracts at future dates. Such options are exercisable monthly up until the settlement date of each monthly contract. If the counterparties exercise all such options, the notional volume of EOG’s existing natural gas financial price swap contracts will increase by 425,000 MMBtud at an average price of $5.44 per MMBtu for each month of 2012.
IV. Forward-Looking Statements
Information Regarding Forward-Looking Statements
          This document includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, including, among others, statements and projections regarding EOG’s future financial position, operations, performance, business strategy, returns, budgets, reserves, levels of production and costs and statements regarding the plans and objectives of EOG’s management for future operations, are forward-looking statements. EOG typically uses words such as “expect,” “anticipate,” “estimate,” “project,” “strategy,” “intend,” “plan,” “target,” “goal,” “may,” “will” and “believe” or the negative of those terms or other variations or comparable terminology to identify its forward-looking statements. In particular, statements, express or implied, concerning EOG’s future operating results and returns or EOG’s ability to replace or increase reserves, increase production or generate income or cash flows are forward-looking statements. Forward-looking statements are not guarantees of performance. Although EOG believes the expectations reflected in its forward-looking statements are reasonable and are based on reasonable assumptions, no assurance can be given that these assumptions are accurate or that any of these expectations will be achieved (in full or at all) or will prove to have been correct. Moreover, EOG’s forward-looking statements may be affected by known and unknown risks, events or circumstances that may be outside EOG’s control. Important factors that could cause EOG’s actual results to differ materially from the expectations reflected in EOG’s forward-looking statements include, among others:
•	the timing and extent of changes in prices for, and demand for, crude oil, natural gas and related commodities;

•	the extent to which EOG is successful in its efforts to acquire or discover additional reserves;

•	the extent to which EOG can optimize reserve recovery and economically develop its plays utilizing horizontal and vertical drilling and advanced completion technologies;

•	the extent to which EOG is successful in its efforts to economically develop its acreage in, and to produce reserves and achieve anticipated production levels from, its existing and future crude oil and natural gas exploration and development projects, given the risks and uncertainties inherent in drilling, completing and operating crude oil and natural gas wells and the potential for interruptions of development and production, whether involuntary or intentional as a result of market or other conditions;

•	the extent to which EOG is successful in its efforts to market its crude oil, natural gas and related commodity production;

•	the availability, proximity and capacity of, and costs associated with, gathering, processing, compression and transportation facilities;

•	the availability, cost, terms and timing of issuance or execution of, and competition for, mineral licenses and leases and governmental and other permits and rights-of-way;

•	the impact of, and changes in, government policies, laws and regulations, including tax laws and regulations, environmental laws and regulations relating to air emissions, waste disposal and hydraulic fracturing and laws and regulations imposing conditions and restrictions on drilling and completion operations;

•	EOG’s ability to effectively integrate acquired crude oil and natural gas properties into its operations, fully identify existing and potential problems with respect to such properties and accurately estimate reserves, production and costs with respect to such properties;

•	the extent to which EOG’s third-party-operated crude oil and natural gas properties are operated successfully and economically;

•	competition in the oil and gas exploration and production industry for employees and other personnel, equipment, materials and services and, related thereto, the availability and cost of employees and other personnel, equipment, materials and services;

•	the accuracy of reserve estimates, which by their nature involve the exercise of professional judgment and may therefore be imprecise;

•	weather, including its impact on crude oil and natural gas demand, and weather-related delays in drilling and in the installation and operation of production, gathering, processing, compression and transportation facilities;

•	the ability of EOG’s customers and other contractual counterparties to satisfy their obligations to EOG and, related thereto, to access the credit and capital markets to obtain financing needed to satisfy their obligations to EOG;

•	EOG’s ability to access the commercial paper market and other credit and capital markets to obtain financing on terms it deems acceptable, if at all;

•	the extent and effect of any hedging activities engaged in by EOG;

•	the timing and extent of changes in foreign currency exchange rates, interest rates, inflation rates, global and domestic financial market conditions and global and domestic general economic conditions;

•	political developments around the world, including in the areas in which EOG operates;

•	the timing and impact of liquefied natural gas imports;

•	the use of competing energy sources and the development of alternative energy sources;

•	the extent to which EOG incurs uninsured losses and liabilities;

•	acts of war and terrorism and responses to these acts; and

•	the other factors described under Item 1A, “Risk Factors”, on pages 14 through 20 of EOG’s Annual Report on Form 10-K for the year ended December 31, 2010.
          In light of these risks, uncertainties and assumptions, the events anticipated by EOG’s forward-looking statements may not occur, and, if any of such events do, we may not have anticipated the timing of their occurrence or the extent of their impact on our actual results. Accordingly, you should not place any undue reliance on any of EOG’s forward-looking statements. EOG’s forward-looking statements speak only as of the date made and EOG undertakes no obligation, other than as required by applicable law, to update or revise its forward-looking statements, whether as a result of new information, subsequent events, anticipated or unanticipated circumstances or otherwise.

Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

*	10.1	-	Revolving Credit Agreement, dated as of October 11, 2011, among EOG, JPMorgan Chase Bank, N.A., as Administrative Agent, the financial institutions as bank parties thereto, and the other parties thereto.

	10.2	-	Revolving Credit Agreement, dated as of September 10, 2010, among EOG, Bank of America, N.A., as Administrative Agent, the financial institutions as bank parties thereto, and the other parties thereto (incorporated by reference to Exhibit 10.1 to EOG’s Current Report on Form 8-K, filed September 14, 2010).

	10.3	-	Revolving Credit Agreement, dated as of June 28, 2005, among EOG, JPMorgan Chase Bank, N.A., as Administrative Agent, the financial institutions as bank parties thereto, and the other parties thereto (incorporated by reference to Exhibit 10.1 to EOG’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2005).

	10.4	-	First Amendment to Revolving Credit Agreement, dated as of June 21, 2006, among EOG, JPMorgan Chase Bank, N.A., as Administrative Agent, the financial institutions as bank parties thereto, and the other parties thereto (incorporated by reference to Exhibit 10.1 to EOG’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2006).

	10.5	-	Second Amendment to Revolving Credit Agreement, dated as of May 18, 2007, among EOG, JPMorgan Chase Bank, N.A., as Administrative Agent, the financial institutions as bank parties thereto, and the other parties thereto (incorporated by reference to Exhibit 10.1 to EOG’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2007).

	10.6	-	Third Amendment to Revolving Credit Agreement, dated as of September 14, 2007, among EOG, JPMorgan Chase Bank, N.A., as Administrative Agent, the financial institutions as bank parties thereto, and the other parties thereto (incorporated by reference to Exhibit 10.1 to EOG’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2007).

*	Exhibit filed herewith

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EOG RESOURCES, INC. (Registrant)
Date: October 11, 2011	By:	/s/ TIMOTHY K. DRIGGERS
Timothy K. Driggers
Vice President and Chief Financial Officer (Principal Financial Officer and Duly Authorized Officer)

EXHIBIT INDEX

Exhibit No.			Description
*	10.1	-	Revolving Credit Agreement, dated as of October 11, 2011, among EOG, JPMorgan Chase Bank, N.A., as Administrative Agent, the financial institutions as bank parties thereto, and the other parties thereto.

	10.2	-	Revolving Credit Agreement, dated as of September 10, 2010, among EOG, Bank of America, N.A., as Administrative Agent, the financial institutions as bank parties thereto, and the other parties thereto (incorporated by reference to Exhibit 10.1 to EOG’s Current Report on Form 8-K, filed September 14, 2010).

	10.3	-	Revolving Credit Agreement, dated as of June 28, 2005, among EOG, JPMorgan Chase Bank, N.A., as Administrative Agent, the financial institutions as bank parties thereto, and the other parties thereto (incorporated by reference to Exhibit 10.1 to EOG’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2005).

	10.4	-	First Amendment to Revolving Credit Agreement, dated as of June 21, 2006, among EOG, JPMorgan Chase Bank, N.A., as Administrative Agent, the financial institutions as bank parties thereto, and the other parties thereto (incorporated by reference to Exhibit 10.1 to EOG’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2006).

	10.5	-	Second Amendment to Revolving Credit Agreement, dated as of May 18, 2007, among EOG, JPMorgan Chase Bank, N.A., as Administrative Agent, the financial institutions as bank parties thereto, and the other parties thereto (incorporated by reference to Exhibit 10.1 to EOG’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2007).

	10.6	-	Third Amendment to Revolving Credit Agreement, dated as of September 14, 2007, among EOG, JPMorgan Chase Bank, N.A., as Administrative Agent, the financial institutions as bank parties thereto, and the other parties thereto (incorporated by reference to Exhibit 10.1 to EOG’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2007).

*	Exhibit filed herewith